UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2017

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Lamb Weston Holdings, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	1-37830 (Commission File Number)	61-1797411 (I.R.S. Employer Identification No.)
599 S. Rivershore Lane Eagle, Idaho (Address of principal executive offices)		83616 (Zip Code)
(208) 938-1047 (Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On April  6, 2017, Lamb Weston Holdings, Inc. announced its financial results for the third quarter of fiscal 2017. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Lamb Weston Holdings, Inc. dated April 6, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Senior Vice President, General Counsel and Corporate Secretary
Date: April 6, 2017

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Lamb Weston Holdings, Inc. dated April 6, 2017

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